SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 1, 2002
                                                            ------------

                        Commission File Number 333-66221



       R.A.B. HOLDINGS, INC.                       R.A.B. ENTERPRISES, INC.
------------------------------------      --------------------------------------
(Exact name of registrant as specified    (Exact name of registrant as specified
 in its charter)                          in its charter)


            DELAWARE                                     DELAWARE
--------------------------------------        ----------------------------------
(State or other jurisdiction                  (State or other jurisdiction of
of incorporation)                              incorporation)

            13-3893246                                   13-3988873
-------------------------------------         ----------------------------------
(IRS Employer Identification No.)             (IRS Employer Identification No.)



                  444 MADISON AVENUE, NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 688-4500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

     On May 1, 2002, R.A.B. Holdings, Inc. ("Holdings") issued a press release related to the execution and delivery of an Amended and Restated Indenture dated as of May 1, 2002 by and between Holdings, as issuer, and JPMorgan Chase Bank, as trustee, and certain related matters. A copy of the press release is included as an Exhibit to this Form 8-K.


Exhibits.
---------

  Exhibit No.    Description
  -----------    -----------
  99.1           Press Release dated May 1, 2002 issued by R.A.B. Holdings, Inc.



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated May 6, 2002.

                                       R.A.B. HOLDINGS, INC.


                                       By:/s/ Steven M. Grossman
                                          --------------------------------
                                          Steven M. Grossman
                                          Executive Vice President,
                                          Chief Financial Officer & Treasurer

                                       R.A.B. ENTERPRISES, INC.


                                       By:/s/ Steven M. Grossman
                                          --------------------------------
                                          Steven M. Grossman
                                          Executive Vice President,
                                          Chief Financial Officer & Treasurer

                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
99.1            Press Release dated May 1, 2002 issued by R.A.B. Holdings, Inc.